SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)       February 6, 1997



                               FIELDCREST CANNON, INC.

                (Exact name of registrant as specified in its charter)



          DELAWARE                      1-5137                   56-0586036

     (State or other jurisdiction    (Commission               (IRS Employer
          of incorporation)          File Number)           Identification No.)



     One Lake Drive, Kannapolis, NC                                28081

     (Address of principal executive offices)                    (Zip Code)



     Registrant's telephone number, including area code       (704) 939-2000




                                    Not Applicable

            (Former name or former address, if changed since last report.)




                                                            Total pages  5

                                                            Page 1





                                                            Exhibit index page 3
     Item 5. Other Events

          On February 6, 1997 the Registrant amended its Rights Agreement dated as of November 24, 1993, between the Registrant and The First National Bank of Boston.







     Item 7. Financial Statements and Exhibits

          (c) Exhibits

          4.1 First Amendment to Rights Agreement dated as of February 6, 1997 between Fieldcrest Cannon, inc. and The First National Bank of Boston.





                                      Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              FIELDCREST CANNON, INC.

                                                   Registrant



                                             By: /s/ T. R. Staab

                                                T. R. Staab
                                                Vice President and
                                                Chief Financial Officer







     Dated:  February 14, 1997





                                                                      Page 2


                                    EXHIBIT INDEX

     Exhibit                                                     Sequential
     Number                                                      Page Number
       4.1          First Amendment to Rights Agreement          4 - 5
                    dated as of February 6, 1997 between
                    Fieldcrest Cannon, Inc. and The
                    First National Bank of Boston.



     /TABLE

                                                                 Exhibit 4.1


                         FIRST AMENDMENT TO RIGHTS AGREEMENT


          THIS FIRST AMENDMENT TO RIGHTS AGREEMENT, dated as of February 6, 1997 (the "Amendment"), between Fieldcrest Cannon, Inc., a Delaware corporation (the "Company") and The First National Bank of Boston, a national banking association, as Rights Agent (the "Rights Agent").


                                     WITNESSETH:
     +
          WHEREAS, on November 24, 1993, the Company and the Rights Agent entered into a Rights Agreement, dated as of such date (the "Agreement"), pursuant to which the Board of Directors of the Company authorized and declared a dividend distribution of one Right (as defined in the Agreement) for each share of Common Stock of the Company, each Right initially representing the right to purchase one one-hundredth of a share of Series B Junior Participating Preferred Stock of the Company and such other rights as set forth in the Rights Agreement; and

          WHEREAS, no Distribution Date (as defined in the Agreement) has occurred; and

          WHEREAS, the Company has directed the Rights Agent to enter into this Amendment in order to amend Section 11(a)(ii)(B) of the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises, the parties hereby agree as follows:

          1. Section 1(a) of the Rights Agreement is hereby amended by adding at the end of Section 1(a) the following:

               Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an Acquiring Person as defined pursuant to the foregoing provisions of this paragraph
               (a) has become such inadvertently, and such Person divests as promptly as practicable sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

          2. Section 11(a)(ii)(B) is hereby amended by adding the underscored language set forth below:





                                                                      Page 4
                    (B) Any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the  Company for or pursuant  to the terms  of any such
               Plan),  alone  or  together  with  its  Affiliates  and
               Associates,  shall,  at  any   time  after  the  Rights
               Dividend Declaration Date, become the Beneficial Owners of 15% or more of the shares of Common Stock then outstanding, unless the event causing the 15% threshold to be crossed is a transaction described in the last sentence of Section (1)(a) hereof, or set forth in
               Section 13(a) hereof,...

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                                             FIELDCREST CANNON, INC.


                                             By: /s/ James M. Fitzgibbons
                                             Name:   James M. Fitzgibbons
                                             Title:  Chairman and Chief
                                                       Executive Officer


     ATTEST:

     By: /s/ M. Kenneth Doss
     Name:   M. Kenneth Doss
     Title:  Secretary


                                             THE FIRST NATIONAL BANK OF BOSTON

                                             By: /s/ Gordon C. Stevenson
                                             Name:   Gordon C. Stevenson
                                             Title:  Director, Client
                                                       Administration

     ATTEST:

     BY: /s/ Tyler H. Haynes, III
     Name:   Tyler H. Haynes, III
     Title:  Senior Account Manager




                                                                      Page 5